                                                The Latin America
                                                Investment Fund, Inc.
                                                -----------------------------
                                                ANNUAL REPORT
                                                DECEMBER 31, 1998


                                                [GRAPHIC]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          8

Statement of Assets and Liabilities...........................................................         13

Statement of Operations.......................................................................         14

Statement of Changes in Net Assets............................................................         15

Financial Highlights..........................................................................         16

Notes to Financial Statements.................................................................         17

Report of Independent Accountants.............................................................         23

Results of Annual Meeting of Shareholders.....................................................         24

Tax Information...............................................................................         24

Description of InvestLink(SM) Program.........................................................         26

PICTURED ON THE COVER IS A BRANCH OF BANCO POPULAR ARGENTINO LOCATED IN BUENOS AIRES, ARGENTINA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                               February 15, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Investment Fund, Inc. (the "Fund") for the year ended December 31, 1998.

At December 31, 1998, the Fund's net assets were $91.1 million. The Fund's net asset value ("NAV") was $11.49 per share (net of dividends paid of $0.45 per share), as compared to $18.21 at December 31, 1997.

PERFORMANCE: RELATIVELY STRONG DUE TO MAXIMUM FIXED INCOME ALLOCATION AND GOOD STOCK SELECTION IN ARGENTINA

For the year ended December 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends, was -33.3%, versus -35.1% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA"). Although this return was very disappointing in absolute terms, on a relative basis it will likely place the Fund among the best-performing Latin funds for the year.

The Fund outperformed its EMFLA benchmark in 1998 principally due to effective security selection. More specifically, I adopted a relatively defensive stance by raising the Fund's exposure to fixed income instruments to the maximum 35% level of total assets allowed. Most of this was allocated to major debt issuers like Argentina, Brazil, Mexico and Venezuela, though I also took small debt positions in Colombia, Costa Rica, Ecuador, Panama and Peru.

An additional positive contributor to performance was stock selection in Argentina. In particular, I elected to tender shares in a couple of related gas distributors, Sodigas del Sur S.A. and Sodigas Pampeana S.A., back to their corporate parent in December for large profits. The Fund had acquired the shares in a private equity placement in 1992. As calculated on a time-weighted basis, the cumulative return on the total investment was 226%.

On the negative side, I emphasized telecommunications and electricity stocks in Brazil because of their strong growth prospects. Unfortunately for the Fund, telecom and electricity also are two of the most liquid sectors in the Brazilian market, meaning that they suffered disproportionately during the emerging markets sell-offs in the year's second and third quarters.

1998: A TOUGH YEAR FOR LATIN AMERICAN EQUITIES

By far, Latin America was the worst-performing region among the emerging world's equity markets in 1998. EMFLA's 35.1% loss, for example, was considerably lower than the 26.0% decline in the Morgan Stanley Capital International ("MSCI") EMEA (I.E., Europe/Middle East/Africa) Index and the 11.0% fall in the MSCI Emerging Markets Free Asia Index.

No Latin market escaped investors' ire. The best performer was Argentina, which lost 24.3%; the worst, Venezuela, plunged 49.2%.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

A combination of adverse global and regional factors weighed most heavily on market sentiment:

WEAK COMMODITY PRICES. Prices of most of the world's major commodities were extraordinarily weak in 1998, in some cases reaching lows not seen in several decades. This was a highly negative development for those Latin American economies that are heavily dependent on revenues generated by the export of oil (I.E., Mexico, Venezuela, Argentina, Colombia) and copper (I.E., Chile).

RUSSIAN FREE-FALL. Political and macroeconomic conditions in Russia sharply deteriorated throughout the year, culminating in the government's devaluation of the ruble and default on some of its debt in August. Investors seized on Russia's woes as the next stage of the "contagion" effect that struck Asia's economies in 1997, and assumed the worst for most emerging markets accordingly.

BRAZILIAN FISCAL DEFICIT. An alarmingly high fiscal deficit directed investor attention to Brazil as the next likely victim of contagion after Russia. Because Brazil is the largest economy in Latin America, therefore, concern about its vulnerability translated into heavy selling in Latin markets generally.

Brazil's apparent progress toward deficit reduction in the fourth quarter (it received a vital assistance package from the International Monetary Fund, and Congress approved a restrictive fiscal program and other key legislative measures) helped to improve market sentiment. By mid-January, however, worsening conditions forced the government to devalue the REAL currency, a painful step that it had long avoided.

POLITICAL VOLATILITY. 1998 was a particularly volatile year for politics in several Latin American nations. Events in Brazil were significantly colored by developments surrounding President Cardoso's bid for re-election (which he won). Mexico experienced an unprecedented exchange of political views, as the historically dominant PRI party loosened its hold on the government. Presidential elections also took center-stage in Venezuela and Colombia.

GLOBAL RISK AVERSION. During the summer, overall investor tolerance for risk took a sharply pessimistic turn in response to the conditions I have described, along with ongoing doubts about Asia's economic viability and concerns that U.S. interest rates might rise. The pessimism reached a frenzied peak in August, when continuous and indiscriminate selling devastated virtually all of the world's equity markets, both developed and emerging.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: PRUDENTLY DEFENSIVE, EMPHASIZING BONDS AND BLUE CHIPS TOP 10 HOLDINGS, BY ISSUER*

                                                        % OF
   HOLDING                             COUNTRY       NET ASSETS
   ------------------------------  ----------------  ----------
 1. Argentina Govt. Bonds             Argentina         9.4
 2. Telmex                              Mexico          8.0
 3. Brazil Govt. Bonds                  Brazil          6.6
 4. Telebras                            Brazil          6.6
 5. Mexico Govt. Bonds                  Mexico          6.3
 6. Venezuela Govt. Bonds             Venezuela         5.9
 7. Eletrobras                          Brazil          3.8
 8. Camuzzi Argentina                 Argentina         3.7
 9. Cifra                               Mexico          2.9
10. Kimberly-Clark de Mexico            Mexico          2.7
*Company names are abbreviations of those found in the chart on page 7.

                               COUNTRY BREAKDOWN
                               (% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina                17.74%
Brazil                   28.35%
Chile                     6.55%
Mexico                   28.96%
Venezuela                 6.62%
Peru                      3.86%
Other*                    6.15%
Cash & Other Assets       1.77%

Given the difficult environment for Latin American equities in 1998 and thus far in 1999 as well, I believe it is most prudent to manage the Fund with a conservative bias.

I am thus maintaining the portfolio's high exposure to relatively less risky fixed income instruments for the time being. At current levels compared to U.S. Treasury bonds, the yields on the Fund's fixed income holdings are very appealing and, arguably, are discounting a great deal of bad news. In addition, bonds are likely to lead any rally in the region's capital markets, in line with my belief that the key to a recovery in equity returns will be a reduction in the overall perception of Latin sovereign risk.

Among equities, I continue to prefer high-quality, blue chip companies that are best positioned to weather any coming storm and subsequently thrive. In their haste to run for the exits during last year's sell-offs, investors sold these stocks down to valuation levels that ignore their inherent strengths and assume no improvement in their business outlook. When regional sentiment improves, as it ultimately must, such stocks should be among the first to benefit.

More specifically, I favor the shares of companies with strong domestic franchises and relatively low financial risk, along with selected exporters. As the table above indicates, the portfolio's biggest individual equity holdings-- Telmex, Telebras, Eletrobras, Camuzzi Argentina, Cifra and Kimberly-Clark de Mexico--all fit this profile.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: A YEAR OF TRANSITION

As I see it, 1999 should be a year of transition for Latin American economies (and, hence, equity markets). While I do not expect a rapid resurgence of growth, I do believe that things are unlikely to get much worse. If this forecast is accurate, then Latin equities could begin to enjoy a sustainable revival as investor attention shifts to a potential upturn in 2000.

The key will be what happens in Brazil. The Cardoso administration faces an uphill battle fraught with risks in its efforts to tame the fiscal deficit, push interest rates down and get the economy back on track. The fruits of such efforts will not be apparent until the third or fourth quarters of this year, at the earliest.

In the meantime, there are several encouraging signs:

- Brazil's problems have generated relatively limited fallout elsewhere in Latin America. This stands in marked contrast to Asia, whose economies are far more interdependent. Recent performance among Latin markets suggests that investors are able to look beyond Brazil and view other nations in a more country-specific manner.

- Latin America has already gone through the peso crisis of 1994-95, meaning that the region's economies are sturdier and potentially more resilient than at any time in years.

- Valuations throughout Latin equity markets are at historically low levels, both on an absolute and relative basis. Stock prices, then, already appear to reflect considerable negative expectations.

I would like to close my remarks by noting an important development. This past October, the Directors of the Fund proposed and approved a program to buy back a substantial portion (I.E., up to 15%) of the Fund's outstanding shares. The Directors strongly believed in the appropriateness of such a move, given that the discount of the Fund's share price to its net asset value had widened to compellingly attractive levels. I will be able to discuss the progress made in this direction in my next semi-annual report.

Respectfully,

/s/Richard W. Watt

Richard W. Watt
President and Chief Investment Officer*

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

II. Effective on or about April 1, 1999, shareholders whose shares are registered in their own name will automatically participate in a dividend reinvestment program known as the InvestLinkSM Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 26 through 28 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc. and The Portugal Fund, Inc.

Peter Wilby, of Salomon Brothers Asset Management Inc. ("SBAM") is responsible for managing the Fund's sovereign debt portfolio. Mr. Wilby, who joined SBAM in 1989, is a Senior Portfolio Manager responsible for SBAM's portfolios which invest in high yield sovereign debt and high yield corporate securities. Prior to that time, Mr. Wilby managed high yield bonds and leveraged equities in mutual funds and institutional portfolios for Prudential Capital Management Group ("Prudential"). He had previously served as director of Prudential's credit research unit and as a corporate and sovereign credit analyst with Prudential. Mr. Wilby is a Chartered Financial Analyst and a Certified Public Accountant.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                      DECEMBER 31, 1998      DECEMBER 31, 1997
Argentina                                         17.74                   7.86
Brazil                                            28.35                  40.09
Chile                                              6.55                  11.29
Colombia                                           2.01                   0.00
Ecuador                                            1.33                   0.27
Mexico                                            28.96                  34.66
Panama                                             1.04                   0.30
Peru                                               3.86                   3.33
Venezuela                                          6.62                   6.84
Other                                              1.77                   2.32
Cash & Cash Equivalents                            1.77                  -6.96

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                               DECEMBER 31, 1998      DECEMBER 31, 1997
Banking                                                     1.81                   2.19
Broadcast, Radio & Television                               1.85                   4.02
Cement                                                      2.15                   2.51
Electric Distribution                                       1.66                   2.25
Electric Generation                                         1.36                   2.84
Food & Beverages                                            6.80                   9.08
Forestry                                                    1.06                   1.19
Investment & Holding Companies                              2.36                   4.90
Local and/or Long Distance Telephone
Service                                                     6.58                   9.36
Mining                                                      2.39                   2.26
Oil & Natural Gas                                           8.88                   7.10
Paper Products                                              2.72                   1.98
Retail                                                      3.15                   4.78
Telecommunications                                         13.99                  13.22
Utilities                                                   4.34                  12.18
Fixed or Floating Rate Investments                         34.72                  15.23
Other                                                       2.33                  10.39
Cash & Cash Equivalents                                     1.85                  -5.48

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                   Percent of Net
           Holding                                                   Sector                     Country                Assets
---------------------------------------------------------------------------------------------------------------------------------
       1.  Republic of Argentina                             Fixed or Floating Rate
                                                                  Investments                  Argentina                  9.4
---------------------------------------------------------------------------------------------------------------------------------
       2.  Telefonos de Mexico, S.A. de C.V.                   Telecommunications                Mexico                   8.0
---------------------------------------------------------------------------------------------------------------------------------
       3.  Federal Republic of Brazil                        Fixed or Floating Rate
                                                                  Investments                    Brazil                   6.6
---------------------------------------------------------------------------------------------------------------------------------
       4.  Telecomunicacoes Brasileiras S.A.               Local and/or Long Distance
                                                               Telephone Service                 Brazil                   6.6
---------------------------------------------------------------------------------------------------------------------------------
       5.  United Mexican States                             Fixed or Floating Rate
                                                                  Investments                    Mexico                   6.3
---------------------------------------------------------------------------------------------------------------------------------
       6.  Republic of Venezuela                             Fixed or Floating Rate
                                                                  Investments                  Venezuela                  5.9
---------------------------------------------------------------------------------------------------------------------------------
       7.  Centrais Eletricas Brasileiras S.A.                     Utilities                     Brazil                   3.8
---------------------------------------------------------------------------------------------------------------------------------
       8.  Camuzzi Argentina S.A.                              Oil & Natural Gas               Argentina                  3.7
---------------------------------------------------------------------------------------------------------------------------------
       9.  Cifra S.A. de C.V.                                        Retail                      Mexico                   2.9
---------------------------------------------------------------------------------------------------------------------------------
      10.  Kimberly-Clark de Mexico, S.A. de C.V.                Paper Products                  Mexico                   2.7
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-63.43%
 ARGENTINA-8.35%
 OIL & NATURAL GAS-6.84%
Camuzzi Argentina S.A.*+................      1,536,387  $ 3,392,367
Perez Companc S.A., Class B.............        100,900      427,207
YPF Sociedad Anonima ADR................         86,300    2,411,006
                                                         -----------
                                                           6,230,580
                                                         -----------
 RETAIL-0.00%
Domec S.A., Class B.....................          1,640        1,062
                                                         -----------
 TELECOMMUNICATIONS-1.51%
Telefonica de Argentina S.A. ADR........         49,200    1,374,525
                                                         -----------
TOTAL ARGENTINA (Cost $6,717,683)......................    7,606,167
                                                         -----------
 BRAZIL-21.76%
 BANKING-1.41%
Banco Bradesco S.A. PN..................     51,650,276      286,412
Banco Bradesco S.A., Rights (expiring
 11/01/99)+.............................      2,140,859        1,240
Banco do Brasil S.A., Series A, Warrants
 (expiring 06/30/01)+...................     11,877,000       12,189
Banco do Brasil S.A., Series B, Warrants
 (expiring 06/30/06)+...................     17,815,500       18,284
Banco do Brasil S.A., Series C, Warrants
 (expiring 06/30/11)+...................     29,692,500       35,388
Banco Itau S.A. PN......................      1,900,000      927,772
                                                         -----------
                                                           1,281,285
                                                         -----------
 ELECTRIC DISTRIBUTION-0.94%
Companhia Energetica de Minas Gerais
 ADR....................................         45,000      856,647
                                                         -----------
 FOOD & BEVERAGES-1.45%
Ceval Alimentos S.A. ON+................    146,402,849      212,046
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar ADR................         12,500      193,750
Companhia Cervejaria Brahma ADR.........         60,000      566,250
Santista Alimentos S.A. ON+.............        364,113      304,369

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Seara Alimentos S.A.+...................    146,402,849  $    35,026
Serrana S.A. ON.........................         14,248        6,486
Serrana S.A. PN.........................         16,991        6,328
                                                         -----------
                                                           1,324,255
                                                         -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-6.58%
Telecomunicacoes Brasileiras S.A. PN
 ADR+...................................         82,501    5,996,792
                                                         -----------
 MINING-2.39%
Companhia Vale do Rio Doce ADR..........         18,900      242,468
Companhia Vale do
 Rio Doce PNA...........................        151,000    1,937,099
                                                         -----------
                                                           2,179,567
                                                         -----------
 OIL & NATURAL GAS-2.04%
Petroleo Brasileiro S.A. PN.............     16,390,351    1,858,455
                                                         -----------
 TELECOMMUNICATIONS-2.08%
Telecomunicacoes de Minas Gerais S.A.
 PNB....................................        125,178        3,657
Telecomunicacoes de Sao Paulo S.A. PN...     13,832,793    1,885,587
Telemig Celular S.A. PNC+...............        125,178        2,455
                                                         -----------
                                                           1,891,699
                                                         -----------
 TEXTILES-0.05%
Companhia Tecidos Norte de Minas S.A....        377,124       49,940
                                                         -----------
 TOBACCO-0.48%
Souza Cruz S.A. ON......................         68,000      438,982
                                                         -----------
 UTILITIES-4.34%
Centrais Eletricas Brasileiras S.A.
 PNB....................................    178,241,199    3,422,467
Companhia Paranaense de Energia ADR.....         54,700      389,738

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 UTILITIES (CONTINUED)
Light-Servicos de Eletricidade S.A.
 ON.....................................      1,176,511  $   143,139
                                                         -----------
                                                           3,955,344
                                                         -----------
TOTAL BRAZIL (Cost $25,437,408)........................   19,832,966
                                                         -----------
 CHILE-6.47%
 BANKING-0.40%
Banco de Credito e Inversiones..........         72,752      361,416
                                                         -----------
 CONSUMER DURABLES-0.25%
Empresas Almacenes Paris S.A............        441,229      223,761
                                                         -----------
 ELECTRIC GENERATION-1.36%
Empresa Nacional de Electricidad S.A....      1,506,377      545,893
Enersis S.A.............................      1,373,898      691,667
                                                         -----------
                                                           1,237,560
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.13%
Besalco S.A.............................         66,354      121,982
                                                         -----------
 FERTILIZER-0.40%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................        122,007      360,929
                                                         -----------
 FINANCIAL SERVICES-0.01%
Invercap S.A............................         12,094        8,178
                                                         -----------
 FOOD & BEVERAGES-1.45%
Compania Cervecerias
 Unidas S.A.............................         48,420      186,211
Distribucion y Servicio D&S
 S.A. ADR...............................         22,700      261,050
Embotelladora Andina S.A. PNA...........        121,203      289,402
Embotelladora Andina S.A. PNB...........         88,172      193,764
Embotelladora Andina S.A., Series B
 ADR....................................         30,300      393,900
                                                         -----------
                                                           1,324,327
                                                         -----------
 FORESTRY-1.06%
Compania Chilena de
 Fosforos S.A...........................         69,033       84,605
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FORESTRY (CONTINUED)

Compania de Petroleos de
 Chile S.A..............................        262,729  $   566,262
Empresas CMPC S.A.......................         51,504      319,417
                                                         -----------
                                                             970,284
                                                         -----------
 INSURANCE-0.15%
Compania de Seguros La Prevision Vida
 S.A.+..................................        188,348      139,296
                                                         -----------
 RETAIL-0.23%
Sociedad Anonima Comercial e Industrial
 Falabella..............................        438,743      211,375
                                                         -----------
 STEEL-0.47%
Compania de Acero del
 Pacifico S.A...........................        270,555      428,772
                                                         -----------
 TELECOMMUNICATIONS-0.56%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................         25,717      130,962
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................        113,213      377,951
                                                         -----------
                                                             508,913
                                                         -----------
TOTAL CHILE (Cost $5,871,716)..........................    5,896,793
                                                         -----------
 COLOMBIA-0.00%
 BANKING-0.00%
Banco de Bogota (Cost $0)...............              9           32
                                                         -----------
 JAMAICA-0.78%
 INVESTMENT & HOLDING COMPANIES-0.78%
Jamaican Assets I L.P.=/= (Cost
 $801,191)..............................        794,973      707,748
                                                         -----------
 LATIN AMERICA-0.00%
 TELECOMMUNICATIONS-0.00%
International Wireless Communications,
 Inc., Series D*+.......................        186,400            0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
International Wireless Communications,
 Inc., Series F*+.......................         10,840  $         0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
                                                         -----------
TOTAL LATIN AMERICA (Cost $1,254,580)..................            0
                                                         -----------
 MEXICO-22.70%
 BROADCAST, RADIO & TELEVISION-1.85%
Grupo Televisa S.A. GDR+................         68,191    1,683,465
                                                         -----------
 CEMENT-2.15%
Cemex, S.A. de C.V......................        909,050    1,959,436
                                                         -----------
 FOOD & BEVERAGES-3.90%
Fomento Economico Mexicano, S.A. de C.V.
 ADR....................................         79,480    2,116,155
Grupo Industrial Bimbo, S.A. de C.V.,
 Series A...............................          6,000       11,509
Grupo Modelo, S.A. de C.V., Series C....        671,795    1,420,909
                                                         -----------
                                                           3,548,573
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-1.15%
Grupo Carso, S.A. de C.V., Class A1.....        218,135      739,963
Sanluis Corporacion, S.A. de C.V. CPO...        214,019      308,983
                                                         -----------
                                                           1,048,946
                                                         -----------
 PAPER PRODUCTS-2.72%
Kimberly-Clark de Mexico, S.A. de C.V.,
 Class A................................        780,436    2,481,952
                                                         -----------
 RETAIL-2.92%
Cifra S.A. de C.V. ADR..................        218,989    2,657,169
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 TELECOMMUNICATIONS-8.01%
Telefonos de Mexico,
 S.A. de C.V. ADR.......................        149,787  $ 7,292,755
                                                         -----------
TOTAL MEXICO (Cost $25,318,494)........................   20,672,296
                                                         -----------
 PERU-2.24%
 ELECTRIC DISTRIBUTION-0.72%
Ontario-Quinta A.V.V.*..................        824,037      655,231
                                                         -----------
 TELECOMMUNICATIONS-1.52%
Telefonica del Peru S.A. ADR............        108,900    1,381,669
                                                         -----------
TOTAL PERU (Cost $2,439,173)...........................    2,036,900
                                                         -----------
 VENEZUELA-0.70%
 CEMENT-0.00%
Corporacion Venezolana de Cementos,
 S.A.C.A., Class 1......................            217          142
Corporacion Venezolana de Cementos,
 S.A.C.A., Class 2......................             29           19
                                                         -----------
                                                                 161
                                                         -----------
 REAL ESTATE INVESTMENT & MANAGEMENT-0.39%
F.V.I. Fondo de Valores Inmobiliarios
 S.A.C.A ADR............................        105,483      357,376
                                                         -----------
 TELECOMMUNICATIONS-0.31%
Venworld Telecommunications=/=..........         40,140      285,663
                                                         -----------
TOTAL VENEZUELA (Cost $1,725,371)......................      643,200
                                                         -----------
 GLOBAL-0.43%
 INVESTMENT & HOLDING COMPANIES-0.43%
Emerging Markets Ventures, L.P.+=/=#
 (Cost $447,558)........................        447,558      389,800
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $70,013,174)..........................................   57,785,902
                                                         -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 FIXED OR FLOATING RATE INVESTMENTS-34.72%
 ARGENTINA-9.39%
Republic of Argentina, Bocon, Pro 1,
 3.0106%, 04/01/07(4)(7)................    ARS   2,305  $ 1,475,577
Republic of Argentina, Series REGS, Euro
 MTN, 11.75%, 02/12/07++................            150      127,807
Republic of Argentina, Global Senior
 Note, 12.143%, 04/10/05(5).............     USD    300      273,750
Republic of Argentina, Note, 11.75%,
 02/12/07++.............................          2,250    1,915,312
Republic of Argentina, Series 54,
 Tranche 1, Unsubordinated Note, 8.75%,
 07/10/02++.............................          1,250    1,028,750
Republic of Argentina, Series BGL5,
 Global Unsubordinated Bond, 11.375%,
 01/30/17...............................            460      461,150
Republic of Argentina, Series XW, Global
 Note, 11.00%, 12/04/05.................          3,140    3,132,150
                                          No. of Shares
                                          -------------
Republic of Argentina, Warrants
 (expiring 12/03/99)+...................          2,940      141,120
                                                         -----------
TOTAL ARGENTINA (Cost $8,125,209)......................    8,555,616
                                                         -----------
 BRAZIL-6.59%
                                            Par (000)
                                          -------------
Federal Republic of Brazil, Bearer Bond,
 5.00%, 04/15/09(5)(6)(7)...............     USD    248      121,520
Federal Republic of Brazil,
 Capitalization Debenture, 8.00%,
 04/15/14(1)(5)(6)(7)...................          8,184    4,931,137
Federal Republic of Brazil, Series L,
 Debt Conversion Bond, 6.1875%,
 04/15/12(3)(6)(7)......................            250      128,438

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 BRAZIL (CONTINUED)
Federal Republic of Brazil, Series L,
 Eligible Interest Debenture, 6.125%,
 04/15/06(2)(6)(7)......................    USD   1,272  $   825,210
                                                         -----------
TOTAL BRAZIL (Cost $6,399,802).........................    6,006,305
                                                         -----------
 COLOMBIA-2.01%
Republic of Colombia, Global
 Unsubordinated Bond, 7.625%,
 02/15/07...............................            200      166,000
Republic of Colombia, Note, 7.27%,
 06/15/03...............................            500      427,500
Republic of Colombia, Yankee Note,
 12.243%, 08/13/05(5)...................          1,350    1,238,625
                                                         -----------
TOTAL COLOMBIA (Cost $1,748,489).......................    1,832,125
                                                         -----------
 COSTA RICA-0.27%
Banco Central Costa Rica, Series B,
 Principal Bond, 6.25%, 05/21/15(6)(7)
 (Cost $262,340)........................            300      249,000
                                                         -----------
 ECUADOR-1.33%
The Republic of Ecuador, Global
 Registered Par Bond, 3.50%,
 02/28/25(6)(8).........................          2,025      880,875
The Republic of Ecuador, Past Due
 Interest, Global Bearer Debenture,
 6.625%, 02/27/15(1)(2)(6)(7)...........            203       82,799
The Republic of Ecuador, Series IE,
 Global Bearer Debenture, 6.5625%,
 12/21/04(2)(6)(7)......................            400      244,000
                                                         -----------
TOTAL ECUADOR (Cost $1,223,342)........................    1,207,674
                                                         -----------
 LATIN AMERICA-0.29%
International Wireless Communications,
 Inc., Senior Secured Note,
 14.00%-25.00%, 08/17/02*(9) (Cost
 $403,238)..............................            323      266,820
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 MEXICO-6.26%
United Mexican States, Global Bond,
 11.375%, 09/15/16......................     USD    825  $   858,000
United Mexican States, Global Bond,
 11.50%, 05/15/26.......................            350      372,925
United Mexican States, Series W-B, Par
 Bond, 6.25%, 12/31/19(6)...............          5,750    4,474,075
                                                         -----------
TOTAL MEXICO (Cost $5,436,641).........................    5,705,000
                                                         -----------
 PANAMA-1.04%
The Republic of Panama, Interest
 Reduction Debenture, 4.00%,
 07/17/14(5)(6)(7)......................            200      151,000
The Republic of Panama, Past Due
 Interest Debenture, 6.6875%,
 07/17/16(1)(2)(6)(7)...................          1,055      790,995
                                                         -----------
TOTAL PANAMA (Cost $951,016)...........................      941,995
                                                         -----------
 PERU-1.62%
The Republic of Peru, Front Loaded
 Interest Reduction Bond, 3.25%,
 03/07/17(5)(6)(7)......................          2,250    1,284,609
The Republic of Peru, Past Due Interest
 Bond, 4.00%, 03/07/17(5)(6)(7).........            300      189,750
                                                         -----------
TOTAL PERU (Cost $1,515,798)...........................    1,474,359
                                                         -----------
 VENEZUELA-5.92%
Republic of Venezuela, Global Bond,
 13.625%, 08/15/18......................          3,325    2,585,188
Republic of Venezuela, Series A, Front
 Loaded Interest Reduction Debenture,
 6.125%, 03/31/07(5)(6)(7)..............          4,048    2,531,015
Republic of Venezuela, Series DL, Debt
 Conversion Debenture, 5.9375%,
 12/18/07(3)(6)(7)......................            429      272,679
                                                         -----------
TOTAL VENEZUELA (Cost $4,708,883)......................    5,388,882
                                                         -----------
TOTAL FIXED OR FLOATING RATE INVESTMENTS (Cost
 $30,774,758)..........................................   31,627,776
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-0.08%
 CHILEAN MUTUAL FUNDS-0.08%
Fondo Mutuo Citicorp Cash...............         21,514  $    48,848
Fondo Mutuo Santander Money Market......          5,031       23,296
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $71,799)............
                                                              72,144
                                                         -----------

TOTAL INVESTMENTS-98.23%
 (Cost $100,859,731) (Notes A,D).......................   89,485,822
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-1.77%...
                                                           1,613,485
                                                         -----------
NET ASSETS-100.00%.....................................  $91,099,307
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See
           Note F).
#          As of December 31, 1998, the Fund committed to
           investing an additional $1,060,754 of capital in
           Emerging Markets Ventures, L.P.
(1)        Payment-in-kind bond; of which all or a portion of
           the coupon is being capitalized at periodic
           intervals.
(2)        Floating rate bond; rate resets based on 6-month
           London Interbank Offered Rate ("LIBOR") plus
           0.8125%.
(3)        Floating rate bond; rate resets based on 6-month
           LIBOR plus 0.875%.
(4)        Floating rate bond; rate resets based on 1-month
           Certificate of Deposit rate.
(5)        Variable rate bond; coupon varies at periodic
           intervals.
(6)        Brady Bond.
(7)        Pro-rata sinking fund has been established.
(8)        Step-up bond; coupon increases at periodic
           intervals.
(9)        As of March 31, 1998, this investment ceased
           accruing interest.
ADR        American Depositary Receipts.
ARS        Argentine Pesos.
CPO        Ordinary Participation Certificates.
GDR        Global Depositary Receipts.
MTN        Medium Term Note.
ON         Ordinary Shares.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.
PNC        Preferred Shares, Class C.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $100,859,731) (Note A).................     $89,485,822
Cash (including $8,035 of foreign
 currencies with a cost of $8,022) (Note
 A).....................................       4,801,254
Receivables:
  Interest..............................         822,214
  Dividends.............................         243,642
  Investments sold......................         115,316
Prepaid expenses and other assets.......           1,879
                                             -----------
Total Assets............................      95,470,127
                                             -----------

 LIABILITIES
Payables:
  Dividend..............................       3,566,312
  Investment advisory fees (Note B).....         285,939
  Administration fees (Note B)..........          61,132
  Chilean repatriation taxes (Note A)...         162,111
  Other accrued expenses................         295,326
                                             -----------
Total Liabilities.......................       4,370,820
                                             -----------
NET ASSETS (applicable to 7,925,139
 shares of common stock outstanding)
 (Note C)...............................     $91,099,307
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($91,099,307
  DIVIDED BY 7,925,139).................          $11.49
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 7,925,139 shares issued and outstanding
 (100,000,000 shares authorized)........     $     7,925
Paid-in capital.........................     131,629,278
Distribution in excess of net investment
 income.................................      (1,418,384)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (27,719,827)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................     (11,399,685)
                                             -----------
Net assets applicable to shares
 outstanding............................     $91,099,307
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  3,227,002
  Interest..............................        3,305,398
  Less: Foreign taxes withheld..........         (273,365)
                                             ------------
  Total Investment Income...............        6,259,035
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,452,761
  Administration fees (Note B)..........          222,218
  Custodian fees........................          165,704
  Audit and legal fees..................          108,007
  Printing..............................           99,015
  Accounting fees.......................           79,010
  Directors' fees.......................           41,531
  Transfer agent fees...................           36,334
  Insurance.............................           18,710
  NYSE listing fees.....................           16,169
  Other.................................           25,092
  Brazilian taxes (Note A)..............          145,310
  Chilean repatriation taxes (Note A)...          549,388
                                             ------------
  Total Expenses........................        2,959,249
  Less: Fee waivers (Note B)............         (139,993)
                                             ------------
    Net Expenses........................        2,819,256
                                             ------------
  Net Investment Income.................        3,439,779
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (24,877,077)
  Foreign currency related
   transactions.........................         (351,421)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (27,737,482)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (52,965,980)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(49,526,201)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December 31,
                                             --------------------------------
                                                 1998                1997
                                             --------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................     $  3,439,779        $    905,344
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................      (25,228,498)         19,663,288
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (27,737,482)         (6,627,272)
                                             ------------        ------------
      Net increase/(decrease) in net
     assets resulting from operations...      (49,526,201)         13,941,360
                                             ------------        ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (3,566,312)         (1,652,151)
  Net realized gain on investments......               --         (19,052,079)
                                             ------------        ------------
    Total dividends and distributions to
     shareholders.......................       (3,566,312)        (20,704,230)
                                             ------------        ------------
Capital share transactions (Note C):
  Proceeds from 78,479 shares and 6,148
   shares, respectively, issued in
   reinvestment of dividends............        1,069,270             114,259
  Cost of 26,100 shares repurchased
   (Note G).............................         (235,428)                 --
                                             ------------        ------------
    Net increase in net assets resulting
   from capital share transactions......          833,842             114,259
                                             ------------        ------------
    Total decrease in net assets........      (52,258,671)         (6,648,611)
                                             ------------        ------------

 NET ASSETS
Beginning of year.......................      143,357,978         150,006,589
                                             ------------        ------------
End of year.............................     $ 91,099,307        $143,357,978*
                                             ------------        ------------
                                             ------------        ------------
------------------------------

* Includes undistributed net investment income of $864,149.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                       For the
                                                                                                       Period
                                                                                                       August
                                                                                                         1,
                                                                                                        1990*
                                             For the Years Ended December 31,                          through
                      ------------------------------------------------------------------------------   December
                       1998       1997      1996      1995      1994+     1993      1992      1991     31, 1990
                      ----------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............   $18.21     $19.07    $17.09    $20.18    $25.73    $25.36    $26.05    $14.24   $13.64**
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Net investment
 income.............     0.43       0.11      0.28      0.19      0.09      0.08      0.24      0.61     0.29
Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions.......    (6.70)++    1.66      1.93     (3.09)     1.29     10.18      1.51     14.66     0.58
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.........    (6.27)      1.77      2.21     (2.90)     1.38     10.26      1.75     15.27     0.87
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Dividends and
 distributions to
 shareholders:
  Net investment
   income...........    (0.45)     (0.21)    (0.23)       --     (0.07)    (0.22)       --     (0.63)   (0.27)
  Net realized gain
   on investments
   and foreign
   currency related
   transactions.....       --      (2.42)       --     (0.19)    (4.33)    (8.61)    (2.44)    (2.83)      --
  In excess of net
   realized gains...       --         --        --        --        --     (0.04)       --        --       --
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions to
 shareholders.......    (0.45)     (2.63)    (0.23)    (0.19)    (4.40)    (8.87)    (2.44)    (3.46)   (0.27)
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Dilution due to
 capital share
 rights offering....       --         --        --        --     (2.53)    (1.02)       --        --       --
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end
 of period..........   $11.49     $18.21    $19.07    $17.09    $20.18    $25.73    $25.36    $26.05   $14.24
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Market value, end of
 period.............   $8.188    $14.313   $15.750   $14.750   $18.750   $31.500   $24.375   $26.500   $11.125
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
Total investment
 return(a)..........   (39.56)%     8.21%     8.26%   (20.34)%  (26.63)%   89.45%     2.35%   167.96%  (18.35)%
                      -------    -------   -------   -------   -------   -------   -------   -------   -------
                      -------    -------   -------   -------   -------   -------   -------   -------   -------

 RATIOS/SUPPLEMENTAL
 DATA
Net assets, end of
 period
 (000 omitted)......  $91,099    $143,358  $150,007  $134,290  $156,673  $140,458  $102,259  $104,435  $57,081
Ratio of expenses to
 average net
 assets(c)..........     2.39%      2.46%     1.70%     2.00%     2.02%     2.06%     2.61%     2.30%    3.27%(b)
Ratio of expenses to
 average net assets,
 excluding
 fee waivers........     2.51%      2.58%     1.82%     2.12%       --        --        --        --       --
Ratio of expenses to
 average net assets,
 excluding taxes....     1.80%      1.68%       --      1.78%     1.72%       --      2.31%       --       --
Ratio of net
 investment income
 to average net
 assets.............     2.91%      0.53%     1.47%     1.10%     0.63%     1.45%     1.15%     2.85%    5.10%(b)
Portfolio turnover
 rate...............   172.62%    124.98%    50.21%    38.71%    77.81%    70.17%    55.40%    82.39%   52.49%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.
+    Based on average shares outstanding.
++ Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program and a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares repurchased pursuant to the Fund's share repurchase program for the year ended December 31, 1998.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------

THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Investment Fund, Inc. (the "Fund") was incorporated in Maryland on April 17, 1990 and commenced investment operations on August 1, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1998, the Fund held 6.25% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $6,826,989 and fair value of $5,697,629. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1998, the interest rate was 4.125%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1998, the Fund had a capital loss carryforward of $22,881,266 which expires in 2006.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $72,132 and $3,037,861, respectively.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by Latin American countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

original invested capital. For the year ended December 31, 1998, the Fund incurred $549,388 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. For the year ended December 31, 1998, the Fund incurred $145,310 of such expense. Effective January 23, 1999, the CPMF tax will expire and no longer be charged.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1998, the Fund reclassified $386,283 of net realized losses from foreign currency related transactions to undistributed net investment income. In addition, the Fund reclassified $1,769,717 of

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
distributions from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as specified in the Fund's prospectus.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries, which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repo, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 1998, the Fund had no such agreements.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments other than sovereign debt. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.0625% of the first $100 million of the Fund's average weekly net assets, 0.9775% of the next $50 million of the Fund's average weekly net assets and 0.8925% of amounts over $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1998, BEA earned $1,234,850 for advisory services, of which BEA waived $118,997. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1998, BEA was reimbursed $13,137 for administrative services rendered to the Fund.

Salomon Brothers Asset Management Inc. ("SBAM") serves as the Fund's investment adviser, with respect to sovereign debt. In return for its services, SBAM is paid an annual fee, calculated weekly and paid quarterly, equal to 0.1875% of the first $100 million of the Fund's average weekly net assets, 0.1725% of the next $50 million of the Fund's average weekly net assets and 0.1575% of amounts over $150 million. SBAM has agreed to waive its portion of the advisory fee previously payable to the former sub-advisers. For the year ended December 31, 1998, advisory fees amounted to $217,911, of which $20,996 was waived by SBAM.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to BEA and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1998, these sub-advisory fees amounted to $59,029.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1998, BSFM earned $113,804 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $61,600 at December 31, 1998) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated, and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,300 at December 31, 1998). For the year ended December 31, 1998, Celfin earned $95,277 and $7,001 for administrative and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 7,925,139 shares outstanding at December 31, 1998, BEA owned 7,169 shares.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $102,588,298. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $13,102,476, was composed of gross appreciation of $4,143,187 for those investments having an excess of value over cost and gross depreciation of $17,245,663 for those investments having an excess of cost over value.

For the year ended December 31, 1998, purchases and sales of securities, other than short-term investments, were $194,565,473 and $203,858,537, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended and at December 31, 1998.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1998, per share value of such securities and percentage of net assets which the securities comprise.

                                                                                                     PERCENT
                                          NUMBER                              FAIR VALUE   VALUE       OF
                                            OF       ACQUISITION                  AT        PER        NET
SECURITY                                  SHARES        DATES         COST     12/31/98    SHARE     ASSETS
---------------------------------------  --------  ----------------  -------  ----------  --------  ---------
Emerging Markets Ventures, L.P.........    5,333        01/22/98     $ 5,333  $   4,644   $  0.87      0.01
Emerging Markets Ventures, L.P.........  234,746        05/06/98     234,746    204,452      0.87      0.22
Emerging Markets Ventures, L.P.........  115,870        07/07/98     115,870    100,917      0.87      0.11
Emerging Markets Ventures, L.P.........   91,609        10/27/98      91,609     79,787      0.87      0.09
Jamaican Assets I L.P..................  397,486        07/29/97     400,595    353,874      0.89      0.39
Jamaican Assets I L.P..................  397,487        10/17/97     400,596    353,874      0.89      0.39
Venworld Telecommunications............   24,887        07/30/92     501,978    177,112      7.12      0.19
Venworld Telecommunications............   15,253        08/07/92     314,981    108,551      7.12      0.12

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. From October 21, 1998 to December 31, 1998, the Fund repurchased 26,100 of its shares for a total of $235,428 at a weighted average discount of 25.43% from net asset value. The discount of individual repurchases ranged from 25.31% - 25.83%.

--------------------------------------------------------------------------------
   22

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Investment Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Investment Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, brokers and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Latin America Investment Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Martin M. Torino                                                                      6,175,304    757,776   1,018,159
Peter A. Gordon                                                                       6,173,782    759,298   1,018,159
William W. Priest, Jr.                                                                6,175,383    757,697   1,018,159

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, Michael Hyland*, George W. Landau and Richard W. Watt continue to serve as directors of the Fund.
------------------------
* Resigned effective February 9, 1999.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the fiscal year ending December 31, 1998.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         5,088,786    590,304   1,253,990   1,018,159

(3) To approve the investment advisory agreement between the Fund and Salomon Brothers Asset Management Inc.

                                                                           FOR       AGAINST    ABSTAIN    NON-VOTES
                                                                        ----------  ---------  ----------  ----------
                                                                         4,959,188    663,977   1,309,915   1,018,159

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1998) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. The $0.45 per share distribution paid in respect of such fiscal year was derived entirely from net investment income. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

--------------------------------------------------------------------------------
   24

Notification for calendar year 1998 was mailed in January 1999. The notification will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Latin America Investment Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps

--------------------------------------------------------------------------------
   26
records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the

--------------------------------------------------------------------------------

Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-9697; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

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*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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
 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Investment Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, CSAM managed approximately $35.3 billion in assets in the U.S. .

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatInv" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmFd". The Fund's New York Stock Exchange trading symbol is LAM. Weekly comparative net asset value (NAV) and market price information about The Latin America Investment Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Investment Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director
James J. Cattano                Director
Peter A. Gordon                 Director
George W. Landau                Director
Martin M. Torino                Director
William W. Priest, Jr.          Chairman of the Board of Directors
Richard W. Watt                 President, Chief Investment Officer
                                and Director
Emily Alejos                    Investment Officer
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President

INVESTMENT ADVISERS

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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